                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

________________________________________________________________________________



                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of Earliest Event Reported):    September 21, 1998



                                AMEDISYS, INC.
                                --------------
              (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                        (State or Other Jurisdiction of
                         Incorporation or Organization)

       0-24260                                          11-3131700
       --------                                         ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


        3029 S. Sherwood Forest Blvd., Ste. 300  Baton Rouge, LA  70816
        ---------------------------------------------------------------
          (Address of principal executive offices including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          Inapplicable

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          Effective September 21, 1998, the Company sold certain assets, subject to the assumption of certain liabilities, of its wholly-owned subsidiaries of Amedisys Staffing Services, Inc., Amedisys Nursing Services, Inc., and Amedisys Home Health, Inc. to Nursefinders, Inc. The Company had no material relationship with Nursefinders, Inc. prior to this transaction. The purchase price of $7,200,000 was calculated using a multiple of earnings before interest, taxes, depreciation, and amortization (EBITDA). At closing, $6,480,000 was payable immediately with the balance of $720,000 placed in an escrow account. The escrow funds are to be held for an initial ninety (90) day period. The funds will be released at the end of the period conditional upon a percentage of purchased accounts receivable collected, independent audit of net income from operations, and the absence of undisclosed liabilities. The escrow period may be extended an additional ninety
          (90) days if collections on purchased accounts receivable doesn't equal at least 90% of total purchased accounts receivable. The assets being sold consist primarily of all accounts and notes receivable; prepaid expenses; advances and deposits; on-site hardware and software; furniture, fixtures, and leasehold improvements; office supplies; records and files; transferable governmental licenses, permits, and authorizations; and rights in, to and under specified licenses, contracts, leases, and agreements. The liabilities being assumed are the trade accounts payable, accrued expenses, and other liabilities as of the closing date. Amedisys has agreed to a five-year non-competition covenant. This covenant precludes Amedisys from directly engaging, or assisting others to engage, in supplemental staffing and/or out of residence private duty staffing within a fifty
          (50) mile radius of any location included in this exchange agreement. Additionally, the non-competition covenant provides that Amedisys will not encourage any employees, customers, vendors, or agents to terminate or alter their relationship with Nursefinders, Inc. and its respective subsidiaries or affiliates.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Inapplicable

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Inapplicable

ITEM 5.   OTHER EVENTS

          Effective with the close of business on September 28, 1998, the Company's common stock began trading on the OTC Bulletin Board under the ticker symbol "AMED". This development resulted from non-compliance with the Nasdaq National Market's net tangible asset requirement.

          Effective September 25, 1998, Stephen L. Taglianetti is no longer employed by the Company. Mr. Taglianetti served as President of Alternate-Site Infusion Therapy Services from October 1997 to September 1998.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          Inapplicable

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a) Financial Statements of Business Acquired.

               Inapplicable.

          (b) Pro Forma Financial Information.

               The pro forma financial information of the Company required pursuant to Article 11 of Regulation S-X is attached thereto as Annex A.


ITEM 8.   CHANGE IN FISCAL YEAR

          Inapplicable

                                                                         ANNEX A


                         AMEDISYS, INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               AS OF JUNE 30, 1998

                      (In 000's, except per share amounts)

                                                    Historical           Effect of sale (1)         Pro Forma
                                                 -----------------       ----------------       -----------------
ASSETS

Current Assets:
  Cash                                                $   471                $ 5,075                 $ 5,546
  Accounts Receivable, Net of Allowance
    for Doubtful Accounts                               6,892                 (1,946)                  4,946
  Prepaid Expenses                                        891                    (28)                    863
  Other Current Assets                                  4,004                    586                   4,590
                                                      -------                -------                 -------
      Total Current Assets                             12,258                  3,687                  15,945

Notes Receivable from Related Parties                     224                      0                     224

Property, Plant and Equipment, Net                      6,056                    (71)                  5,985

Other Assets, Net                                      12,374                    (46)                 12,328
                                                      -------                -------                 -------
      Total Assets                                    $30,912                $ 3,570                 $34,482
                                                      =======                =======                 =======


LIABILITIES

Current Liabilities:
  Notes Payable                                       $ 6,090                $(1,405)                $ 4,685
  Current Portion of Long-Term Debt                       927                    (45)                    882
  Accounts Payable                                      2,486                   (346)                  2,140
  Accrued Expenses:
    Payroll and Payroll Taxes                           1,541                   (145)                  1,396
    Insurance                                           1,020                   (233)                    787
    Income Taxes                                            0                      0                       0
    Other                                               3,998                    (35)                  3,963
                                                      -------                -------                 -------
        Total Current Liabilities                      16,062                 (2,209)                 13,853

Long-Term Debt                                          4,948                     (4)                  4,944
Other Long-Term Liabilities                             1,136                      0                   1,136
                                                      -------                -------                 -------
        Total Liabilities                              22,146                 (2,213)                 19,933
                                                      -------                -------                 -------

Minority Interest                                           3                      0                       3
                                                      -------                -------                 -------

STOCKHOLDERS' EQUITY

  Common Stock                                              3                      0                       3
  Preferred Stock                                           1                      0                       1
  Additional paid-in capital                           12,006                      0                  12,006
  Treasury Stock                                          (25)                     0                     (25)
  Stock Subscriptions Receivable                           (1)                     0                      (1)
  Retained Earnings (deficit)                          (3,221)                 5,783                   2,562
                                                      -------                -------                 -------
      Total Stockholders' Equity                        8,763                  5,783                  14,546
                                                      -------                -------                 -------
        Total Liabilities and Stockholders' Equity    $30,912                $ 3,570                 $34,482
                                                      =======                =======                 =======

                        AMEDISYS, INC. AND SUBSIDIARIES

           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                    FOR THE SIX MONTHS ENDED JUNE 30, 1998

                     (In 000's, except per share amounts)


                                                                   Historical    Effect of sale (2)  Pro Forma
                                                                   ----------    -----------------  ------------
Income:
  Service Revenue                                                   $24,475         $(8,795)          $15,680
  Cost of Service Revenue                                            14,319          (5,933)            8,386
                                                                    -------         -------           -------

    Gross Margin                                                     10,156          (2,862)            7,294
                                                                    -------         -------           -------

General and Administrative Expenses:
  Salaries and benefits                                               9,389          (1,309)            8,080
  Other                                                               7,098            (647)            6,451
                                                                    -------         -------           -------

    Total General and Administrative Expenses                        16,487          (1,956)           14,531
                                                                    -------         -------           -------

    Operating Income (loss)                                          (6,331)           (906)           (7,237)
                                                                    -------         -------           -------

Other Income and Expense:
  Interest income                                                        21               0                21
  Interest expense                                                     (418)             51              (367)
  Miscellaneous                                                          25              (2)               23
                                                                    -------         -------           -------

    Total Other Income and Expense                                     (372)             49              (323)
                                                                    -------         -------           -------

Income (loss) before income taxes, minority interest, and
 cumulative effect of change in accounting principle                 (6,703)           (857)           (7,560)

Provision (benefit) for Estimated Income Taxes                       (2,279)           (343)           (2,622)
                                                                    -------         -------           -------

Income (loss) before Minority Interest                               (4,424)           (514)           (4,938)

Minority Interest in Consolidated Subsidiary                              0               0                 0
                                                                    -------         -------           -------

  Net Income (loss) before cumulative effect of
   change in accounting principle                                   $(4,424)        $  (514)          $(4,938)
                                                                    =======         =======           =======


Weighted Average Common Shares Outstanding                            3,057             ---             3,057

Income (loss) per shared before cumulative effect of
    change in accounting principle                                  $ (1.45)            N/A           $ (1.62)


                        AMEDISYS, INC. AND SUBSIDIARIES

           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1997

                     (In 000's, except per share amounts)

                                                                Historical        Effect of sale(3)     Pro Forma
                                                                ----------        -----------------     ---------
Income:
     Service Revenue                                             $ 54,496             $(17,292)          $ 37,204
     Cost of Service Revenue                                       30,641              (11,545)            19,096
                                                                 --------             --------           --------
       Gross Margin                                                23,855               (5,747)            18,108
                                                                 --------             --------           --------
General and Administrative Expenses:
     Salaries and benefits                                         12,651               (1,622)            11,029
     Other                                                         11,792                 (763)            11,029
                                                                 --------             --------           --------
       Total General and Administrative Expenses                   24,443               (2,384)            22,059
                                                                 --------             --------           --------
       Operating Income (loss)                                       (588)              (3,363)            (3,951)
                                                                 --------             --------           --------
Other Income and Expense:
     Interest income                                                   31                    0                 31
     Interest expense                                                (870)                 136               (734)
     Miscellaneous                                                   (123)                  (7)              (130)
                                                                 --------             --------           --------
       Total Other Income and Expense                                (962)                 129               (833)
                                                                 --------             --------           --------
Income (loss) before income taxes, minority interest, and
    cumulative effect of change in accounting principle            (1,550)              (3,234)            (4,784)

Provision (benefit) for Estimated Income Taxes                       (382)              (1,293)            (1,675)
                                                                 --------             --------           --------
Income (loss) before Minority Interest                             (1,168)              (1,940)            (3,108)

Minority Interest in Consolidated Subsidiary                          209                    0                209
                                                                 --------             --------           --------
     Net Income (loss) before cumulative effect of
       change in accounting principle                            $   (959)            $ (1,940)          $ (2,899)
                                                                 ========             ========           ========

Weighted Average Common Shares Outstanding                          2,735                  ---              2,735

Income (loss) per shared before cumulative effect of
    change in accounting principle                               $  (0.35)                 N/A           $  (1.06)


                        AMEDISYS, INC. AND SUBSIDIARIES
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


A.   Basis of Presentation

     On September 21, 1998, the Company sold certain assets, subject to the assumption of certain liabilities, of its wholly-owned subsidiaries of Amedisys Staffing Services, Inc., Amedisys Nursing Services, Inc., and Amedisys Home Health, Inc. to Nursefinders, Inc.

     The accompanying pro forma condensed consolidated balance sheet has been prepared by applying certain pro forma adjustments to historical financial information, assuming the Staffing Division sale occurred on June 30, 1998. The pro forma condensed consolidated statement of operations for the year ended December 31, 1997 and the six-month period ended June 30, 1998 has been prepared based upon certain pro forma adjustments to historical financial information, assuming the Staffing Division sale occurred on January 1, 1997.

     The pro forma data is not necessarily indicative of the operating results or financial position that would have occurred had the transaction described above been consummated at the dates indicated, nor necessarily indicative of future operating results or financial position.

     Basic net income (loss) per share of common stock is calculated by dividing net income (loss) applicable to common stock by the weighted average number of common shares outstanding during the year. Diluted net income (loss) per share is not presented because stock options and convertible securities outstanding during the periods presented were not dilutive.

B.   Staffing Division Effect of Sale

     (1) Reflects the Staffing Division financial position as of June 30, 1998 in the balance sheet in addition to the following adjustments:

               a. Increase to Cash of $6,480,000 to reflect the portion of the purchase price payable upon closing.

               b. Decrease to both Cash and Notes Payable of $1,405,000 to reflect the pay-down on the line of credit which is secured by accounts receivable.

               c. Increase to Other Current Assets of $720,000 to reflect the portion of the purchase price placed in escrow.

     (2) Reflects the Staffing Division operating results and direct overhead operating costs for the six month period ending June 30, 1998 in the statement of operations, with an adjustment to the Company's income tax expense assuming an effective tax rate of 40%.

     (3) Reflects the Staffing Division operating results and direct overhead operating costs for the fiscal year ended December 31, 1997 in the statement of operations, with an adjustment to the Company's income tax expense assuming an effective tax rate of 40%.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMEDISYS, INC.

                                    By: /s/ MITCHEL G. MOREL
                                       ----------------------------
                                    Mitchel G. Morel
                                    Chief Financial Officer, Principal Financial
                                    and Accounting Officer

DATE: October 5, 1998

                                    EXHIBITS

Exhibit
  No.                                                                       Page
--------                                                                  ------

  2.1     Asset Purchase Agreement among Nursefinders, Inc., Amedisys
          Staffing Services, Inc., Amedisys Nursing Services, Inc.,
          Amedisys Home Health, Inc. and Amedisys, Inc...................  A-1